FuelCell Energy, Inc.

as Corporation

and

Enbridge Inc.

SHARE PLEDGE AGREEMENT

November 1, 2004

STIKEMAN ELLIOTT LLP

TABLE OF CONTENTS

ARTICLE 1 SECURITY

Section 1.1	Grant of Security.	2

Section 1.2	Obligations Secured.	2

Section 1.3	Negative Covenant of the Corporation.	2

Section 1.4	Representations.
		2
Section 1.5	Rights of the Corporation.
		3
Section 1.6	Subordination.
		3
ARTICLE 2 ENFORCEMENT

Section 2.1	Remedies.	3

Section 2.2	Standards of Sale.	4

Section 2.3	Application of Proceeds	5

Section 2.4	Appointment of Attorney.	5

Section 2.5	Dealings by Third Parties.	5

ARTICLE 3 GENERAL

Section 3.1	Notices.	6

Section 3.2	Termination and Discharge.	7

Section 3.3	Waivers, Etc.	7

Section 3.4	No Merger.	7

Section 3.5	Further Assurances.	7

Section 3.6	Supplemental Security.	7

Section 3.7	Successors and Assigns.	8

Section 3.8	Headings, Etc.	8

Section 3.9	Severability.	8

Section 3.10	Governing Law, Entire Agreement etc.	8

Section 3.11	Waiver of Jury Trial	9

SCHEDULES

SCHEDULE 1.1(1) SECURITIES

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SHARE PLEDGE AGREEMENT

Share Pledge Agreement dated November 1, 2004, made by FuelCell Energy, Inc., a corporation incorporated and existing under the laws of Delaware (the “Corporation”), to and in favour of Enbridge Inc., a corporation incorporated and existing under the laws of Canada (“Enbridge”).

RECITALS:

(a)	The Corporation is the sole shareholder of FuelCell Energy, Ltd., a corporation incorporated and existing under the laws of Alberta (“FuelCell Canada”);

(b)

The Corporation and Enbridge are party to a guarantee dated May 27, 2004 pursuant to which the Corporation has guaranteed certain obligations of FuelCell Canada to Enbridge (such guarantee as it may at any time or from time to time be amended, supplemented, restated or replaced, the “Guarantee”);

(c)

FuelCell Canada has agreed to sell all or substantially all of its assets to Versa Power Systems, Ltd., a corporation incorporated and existing under the laws of Alberta pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) dated October 19, 2004 among the Corporation, FuelCell Canada, Versa Canada and Versa Power Systems, Inc. (“Versa”);

(d)

As consideration for the assets transferred by FuelCell Canada to Versa Canada pursuant to the Asset Purchase Agreement, Versa Canada delivered 5,714 common shares in the capital stock of Versa to FuelCell Canada (the “Versa Shares”), and FuelCell Canada then immediately distributed the Versa Shares to the Corporation; and

(e)

In consideration for Enbridge’s consent to the sale by FuelCell Canada of all or substantially all of its assets, the Corporation has agreed to execute and deliver this share pledge agreement to and in favour of Enbridge as security for the payment and performance of the Corporation's obligations to Enbridge under the Guarantee.

In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

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ARTICLE 1
SECURITY

Section 1.1  Grant of Security.

(1)

The Corporation pledges to Enbridge and grants Enbridge a security interest in the shares described in Schedule 1.1(1) (collectively, together with the dividends, moneys, rights and claims hereinafter referred to and the shares referred to in Section 1.1, the “Shares”), any cash dividends or other moneys now or hereafter received or declared in respect of the Shares and all other rights and claims of the Corporation in respect of the Shares.

(2)

The Shares shall include any substitutions, additions or proceeds arising out of any consolidation, subdivision, reclassification, stock divided or similar increase or decrease in, or alteration to, the capital of Versa.

Section 1.2  Obligations Secured.

(1)

The pledges and security interests granted hereby (the “Security Interest”) secure the payment and performance of the contingent liability and obligations which may become due and owing by or otherwise payable by the Corporation to Enbridge pursuant to the Guarantee (collectively, and together with the expenses, costs and charges set out in Section 1.2(2) , the “Obligations”).

(2)

All expenses, costs and charges incurred by or on behalf of Enbridge in connection with this share pledge agreement, the Security Interest or the Shares including all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Shares, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with Enbridge's interest in any Shares, whether or not directly relating to the enforcement of this share pledge agreement, shall be added to and form a part of the Obligations.

Section 1.3  Negative Covenant of the Corporation.

The Corporation shall not, without the prior written consent of Enbridge, sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Shares.

Section 1.4  Representations.

The Corporation represents and warrants that (i) it is the registered, legal and beneficial owner of the Shares, (ii) the Shares are free and clear of all liens, mortgages, charges and security interests whatsoever other than those created in favour of Enbridge, (iii) the Shares have been issued and are fully paid and non-assessable, and (iv) there is no agreement, option, warrant, privilege or right pursuant to which the Corporation may be required to sell or otherwise dispose of any of the Shares.

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Section 1.5  Rights of the Corporation.

(1)

Until such time as there is a failure by the Corporation to perform its obligations under the Guarantee when due, the Corporation shall be entitled to vote the Shares and to receive all cash dividends. Upon the occurrence of a failure by the Corporation to perform its obligations under the Guarantee when due and upon the giving of prior written notice by Enbridge to the Corporation of such failure and if such failure is not remedied within 10 days of receiving such prior written notice, all rights of the Corporation to vote or to receive dividends shall cease and all such rights shall become vested solely and absolutely in Enbridge.

(2)	Any dividends received by the Corporation contrary to Section 1.5(1) shall be received as trustee for Enbridge and shall be immediately paid over to Enbridge.

Section 1.6  Subordination.

In the event that the Corporation determines to grant a security interest in the Shares to a financial institution that has agreed to provide senior financing to the Corporation after the date hereof (the “Future Financing”), Enbridge hereby agrees to subordinate the Security Interest to the security interest granted by the Corporation in favour of any financial institution providing such Future Financing, and to enter into any agreements or documents to evidence such subordination.

ARTICLE 2
ENFORCEMENT

Section 2.1  Remedies.

(a)

If the Corporation shall fail to perform its obligations under the Guarantee when due and upon the giving of prior written notice by Enbridge to the Corporation of such failure and if such failure is not remedied within 10 days of receiving such prior written notice, Enbridge may, in addition to all the rights and remedies of a secured party on default under the Uniform Commercial Code, at any time in its sole discretion, (i) realize upon or otherwise dispose of or contract to dispose of the Shares by sale, transfer or delivery, or (ii) exercise and enforce all rights and remedies of a holder of the Shares as if Enbridge were their absolute owner (including, if necessary, causing the Shares to be registered in the name of Enbridge or its nominee, all without demand of performance or other demand, advertisement or notice of any kind to or upon the Corporation (except as may be required by law). Any remedy may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other rights Enbridge may have, however created. Enbridge shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of Enbridge in respect of the Obligations including the right to claim for any deficiency.

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(b)

Enbridge’s rights to the Shares shall at all times be subject to the Versa Power Systems, Inc. Amended and Restated Stockholders' Agreement dated November 1, 2004 between the Versa stockholders (the “Stockholder’s Agreement”).

Section 2.2  Standards of Sale.

Without prejudice to the ability of Enbridge to dispose of the Shares in any manner which is commercially reasonable, but subject to the terms of the Stockholder’s Agreement, the Corporation acknowledges that:

(a)	Shares may be disposed of in whole or in part;

(b)	Shares may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

(c)	Any transferee of such Shares may be Enbridge or a customer of Enbridge;

(d)	Any sale conducted by Enbridge shall be at such time and place, on such notice and in accordance with such procedures as Enbridge, in its sole discretion, may deem advantageous;

(e)

Shares may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Shares) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

(f)	A disposition of Shares may be on such terms and conditions as to credit or otherwise as Enbridge, in its sole discretion, may deem advantageous; and

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(g)	Enbridge may establish an upset or reserve bid or price in respect of the Shares.

Section 2.3  Application of Proceeds

All cash proceeds received by Enbridge in respect of any sale of, collection from, or other realization upon, all or any part of the Shares shall be applied in whole or in part by Enbridge against, all or any part of the Obligations in such order as Enbridge shall elect. Any surplus of such cash or cash proceeds held by Enbridge and remaining after payment in full of all the Obligations shall be paid over to the Corporation.

Section 2.4  Appointment of Attorney.

The Corporation irrevocably appoints Enbridge (and any of its officers) as attorney-in-fact of the Corporation (with full power of substitution) to do, make and execute in the name of and on behalf of the Corporation, following the failure by the Corporation to perform its obligations under the Guarantee when due and upon the giving of prior written notice by Enbridge to the Corporation of such failure and if such failure is not remedied within 10 days of receiving such prior written notice, all such further acts, documents, matters and things which Enbridge may deem necessary or advisable to accomplish the purposes of this share pledge agreement including the execution, endorsement and delivery and transfer of the Shares to Enbridge or its nominees or transferees. Following the failure by the Corporation to perform its obligations under the Guarantee when due and upon the giving of prior written notice by Enbridge to the Corporation of such failure and if such failure is not remedied within 10 days of receiving such prior written notice, Enbridge or its nominees and transferees are empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Shares to the same extent as the Corporation might do. The powers of attorney herein granted is an addition to, and not in substitution for any stock power of attorney delivered by the Corporation and such power of attorney may be relied upon by Enbridge severally or in combination. All acts of any such attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own gross negligence or wilful misconduct.

Section 2.5  Dealings by Third Parties.

(1)

No person dealing with Enbridge or an agent or receiver shall be required to determine (i) whether the Corporation has failed to perform its obligations under the Guarantee when due and such failure has continued for 10 days after receiving notice from Enbridge of such failure, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to Enbridge by the Corporation, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made, (v) the propriety or regularity of any sale or other dealing by Enbridge with the Shares, or (vi) how any money paid to Enbridge has been applied.

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(2)

Any purchaser of Shares from Enbridge shall hold the Shares absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Corporation, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Corporation has or may have under any rule of law or statute now existing or hereafter adopted.

ARTICLE 3
GENERAL

Section 3.1  Notices.

Any notice or other communication required or permitted to be given hereunder will be in writing and will be given by telecopier or by hand-delivery as hereinafter provided. Any such notice, if sent by telecopier or other means of electronic communication, will be deemed to have been received on the Business Day following the sending, or if delivered by hand will be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to a senior employee of the addressee at such address. Notice of change of address will also be governed by this section. Notices and other communications will be addressed as follows:

(a)    if to the Corporation

3 Great Pasture Road
Danbury, Connecticut
06813

Attention: Joseph Mahler
Fascmile #: (203) 743-6204

(b)    if to Enbridge

3000, 425 - 1st Street SW
Calgary, Alberta
T2P 3L8

Attention: Vice President and General Counsel
Fascmile #: (403) 231-7380

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Section 3.2  Termination and Discharge.

Upon the release of the Corporation’s obligations under the Guarantee, the Security Interest granted herein shall terminate and all the rights to the Shares shall revert to the Corporation. Upon any such termination of the Security Interest, and at the request and expense of the Corporation, Enbridge shall execute and deliver to the Corporation such releases and discharges as the Corporation may reasonably require to evidence such termination.

Section 3.3  Waivers, Etc.

No failure on the part of Enbridge to exercise, and no delay in exercising, any right under any of this share pledge agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this share pledge agreement preclude any other or further exercise thereof or the exercise of any other right.

Section 3.4  No Merger.

This share pledge agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by Enbridge shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security held by Enbridge in respect of the Obligations.

Section 3.5  Further Assurances.

The Corporation shall from time to time, whether before or after any failure by the Corporation to perform its obligations under the Guarantee when due, do all such acts and things and execute and deliver all such transfers, assignments and instruments as Enbridge may reasonably require for (i) protecting the Shares, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions hereby conferred upon Enbridge. The Corporation shall, from time to time following the failure by the Corporation to perform its obligations under the Guarantee when due and upon the giving of prior written notice by Enbridge to the Corporation of such failure and if such failure is not remedied within 10 days of receiving such prior written notice, do all such acts and things and execute and deliver all such transfers, assignments and instruments as Enbridge may require for facilitating the sale or other disposition of the Shares in connection with their realization.

Section 3.6  Supplemental Security.

This share pledge agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by Enbridge.

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Section 3.7  Successors and Assigns.

This share pledge agreement shall be binding upon the Corporation, its successors and assigns, and shall enure to the benefit of Enbridge and its successors and assigns. All rights of Enbridge shall be assignable and in any action brought by an assignee to enforce any right, the Corporation shall not assert against the assignee any claim or defence which the Corporation now has or hereafter may have against Enbridge.

Section 3.8  Headings, Etc.

The division of this share pledge agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 3.9  Severability.

If any provision of this share pledge agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 3.10  Governing Law, Entire Agreement etc.

THIS SHARE PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SHARE PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ENBRIDGE OR THE CORPORATION SHALL BE BROUGHT AND MAINTAINED NON-EXCLUSIVELY IN THE COURTS OF THE STATE OF CONNECTICUT OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST THE SHARES MAY BE BROUGHT, AT THE OPTION OF ENBRIDGE, IN THE COURTS OF ANY JURISDICTION WHERE THE SHARES MAY BE FOUND. THE CORPORATION HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION OR BY A FINAL, NON-APPEALABLE JUDGMENT OF ANY APPLICABLE APPELLATE COURT. THE CORPORATION HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE CORPORATION HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE CORPORATION HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SHARE PLEDGE AGREEMENT. THIS SHARE PLEDGE AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN ENBRIDGE AND THE CORPORATION WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

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Section 3.11  Waiver of Jury Trial

THE CORPORATION HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SHARE PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ENBRIDGE OR THE CORPORATION, AND THE CORPORATION ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ENBRIDGE CONSENTING TO THE ASSET PURCHASE AGREEMENT AND FOR THE CORPORATION’S GRANTING THE SECURITY INTEREST PROVIDED FOR IN THIS SHARE PLEDGE AGREEMENT.

IN WITNESS WHEREOF the Corporation has executed this Share Pledge Agreement.

FUELCELL ENERGY, INC.

By:

Authorized Signing Officer

By:

Authorized Signing Officer

ENBRIDGE INC.

By:

Authorized Signing Officer

By:

Authorized Signing Officer

SCHEDULE 1.1(1)
SECURITIES

Issuer	Class of Shares	Number of Shares	Certificate Number
Versa Power Systems, Inc.	Common Shares	5,714	011